UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 15, 2017

GREY CLOAK TECH INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-202542 (Commission File Number)	47-2594704 (I.R.S. Employer Identification No.)

10300 W. Charleston Las Vegas, NV 89135 (Address of principal executive offices) (zip code)

(702) 201-6450 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Acquisition of Domain Name

On November 15, 2017, Grey Cloak Tech Inc. (the “Company” also referred to herein as “us,” “we” and “our”), entered into a Domain Name Purchase Agreement by and among the Company, Patrick Stiles, and William Bossung, whereby we purchased the domain name “cbd.co” for $3,000 and 45,601 shares of our Series A Convertible Preferred Stock, of which 23,601 shares were issued to Patrick Stiles and 22,000 shares were issued to William Bossung. Each Share of our Series A Convertible Preferred Stock is convertible into 0.00006% of our outstanding common stock as of the date of conversion. The shares of Series A Convertible Preferred Stock issued in this transaction are convertible into an aggregate number of shares that would equal 2.74% of our outstanding common stock after conversion.

The Domain Name Purchase Agreement contains other certain terms and conditions which are common in such agreements, and reference is made herein to the text of the Domain Name Purchase Agreement which will be filed in our next Annual Report on Form 10-K.

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sale of Equity Securities.

The disclosure in Item 1.01 above regarding the issuance of Series A Convertible Preferred Stock is incorporated herein by reference.

The shares of preferred stock issued pursuant to the Domain Name Purchase Agreement were offered and sold in reliance on an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D. The investors have represented that each is an accredited investor, as defined in Regulation D, and has acquired the securities for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof. The securities were not issued through any general solicitation or advertisement.

Section 8 – Other Events

Item 8.01	Other Events.

On November 15, 2017, the Company issued a press release announcing the purchase of the domain name “cbd.co.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Press release of Grey Cloak Tech Inc., dated November 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grey Cloak Tech Inc.

Dated: November 20, 2017	/s/ William Bossung
By: William Bossung
Its: Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Grey Cloak Tech Inc., dated November 15, 2017.